SUNAMERICA SERIES TRUST

Supplement to the Prospectus

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Federated Investment Counseling's management of the Federated Value Portfolio is deleted in its entirety and replaced with the following effective November 1, 2002:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Federated Value Portfolio	Federated	Kevin R. McCloskey, Vice President and Portfolio Manager

Mr. McCloskey, who joined Federated in 1999 as a portfolio manager, is a Vice President. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Linda A. Duessel, Senior Vice President and Portfolio Manager

Ms. Duessel joined Federated in 1991, and has been a portfolio manager since 1995. She became a Senior Vice President of Federated in January 2000, and served as a Vice President from 1995-1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 until 1995. She is a Chartered Financial Analyst and received her MS in Industrial Administration from Carnegie Mellon University.

Dated: November 6, 2002